                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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                                              RULE 14A-6(E)(2))

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[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Extreme Networks, Inc.
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

                            EXTREME NETWORKS, INC.
                              3585 Monroe Street
                         Santa Clara, California 95051

                                                           October 27, 1999

Dean Extreme Networks Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Extreme Networks, Inc. on November 16, 1999 at 10:00 a.m. at the Westin Santa Clara at 5101 Great America Parkway, Santa Clara, California 95054, Pacific Standard Time.

     The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. Also enclosed is a copy of the 1999 Extreme Networks, Inc. Annual Report, which includes audited financial statements and certain other information.

     It is important that you use this opportunity to take part in the affairs of Extreme Networks, Inc. by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy promptly in the enclosed postage-prepaid envelope. Returning the proxy does not deprive you of your right to attend the meeting and vote your shares in person.

     We look forward to seeing you at the Annual Meeting.

                                    Sincerely,

                                    /s/ Gordon L. Stitt

                                    Gordon L. Stitt
                                    President and Chief Executive Officer

                    [LOGO OF EXTREME NETWORKS APPEARS HERE]

                              3585 Monroe Street
                         Santa Clara, California 95051

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 16, 1999


     The Annual Meeting of the stockholders of Extreme Networks, Inc., which will be held Tuesday, November 16, 1999, at 10:00 a.m. Pacific Standard Time, at the Westin Santa Clara at 5101 Great America Parkway, Santa Clara, California 95054, California for the following purposes:

     1. To elect one class I director to hold office for a three-year term and until his successor is elected and qualified or until his earlier resignation or removal.

     2. To consider and vote upon a proposal to amend Extreme Networks' 1996 Stock Option Plan to approve the Section 162(m) grant limit of 2,500,000 shares per employee per fiscal year.

     3. To approve an anti-takeover measure under Extreme Networks' Certificate of Incorporation and Bylaws by limiting the ability of stockholders to call special meetings.

     4. To ratify the appointment of Ernst & Young LLP as our independent accountants for the fiscal year ending July 2, 2000.

     5. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on September 30, 1999 are entitled to notice of, and to vote at, this meeting and any continuations or adjournments thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the principal executive offices of Extreme Networks, Inc., 3585 Monroe Street, Santa Clara, California 95051. Whether or not you plan to attend the meeting in person, you are urged to sign and promptly mail the enclosed proxy in the return envelope so that your stock may be represented at the meeting.



                                   BY ORDER OF THE BOARD OF DIRECTORS,

                                   /s/ Vito E. Palermo
                                   Vito E. Palermo
                                   Secretary

Santa Clara, California
October 27, 1999

Stockholders are requested to complete, date and sign the enclosed proxy and return it in the enclosed postage-prepaid envelope. Proxies are revocable, and any stockholder may withdraw his or her proxy prior to the time it is voted, or by attending the meeting and voting in person.

                               TABLE OF CONTENTS

General Information...............................................................    1
Proposal Number: One Election Of Directors........................................    2
Proposal Number Two: Approval Of Amendment To The Amended 1996 Stock Option Plan..    4
Proposal Number Three: Approval Of A Certain Anti-Takeover Measure................    8
Proposal Number Four: Ratification Of Appointment Of Independent Auditors.........   10
Security Ownership of Certain Beneficial Owners and Management....................   11
Executive Compensation And Other Matters..........................................   13
Report Of The Compensation Committee On Executive Compensation....................   18
Comparison Of Stockholder Return..................................................   19
Description Of Other Employee Benefit Plans.......................................   20
Stockholder Proposals To Be Presented At Next Annual Meeting......................   23
Transaction Of Other Business.....................................................   23
Exhibit 1: Proposed Amended and Restated Certificate of Incorporation.............  A-1
Exhibit 2: Proposed Amended and Restated Bylaws...................................  B-1

                            EXTREME NETWORKS, INC.
                              3585 Monroe Street
                         Santa Clara, California 95051
                                (408) 579-2800

                      __________________________________

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                      __________________________________

     The accompanying proxy is solicited by the board of directors of Extreme Networks, Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held on Tuesday, November 16, 1999, or any adjournment thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders. The proxy statement and the enclosed proxy are being mailed to stockholders on or about October 27, 1999.

                              GENERAL INFORMATION

     Annual report. An annual report for the fiscal year ended June 30, 1999 is enclosed with this proxy statement.

     Voting securities. Only stockholders of record as of the close of business on September 30, 1999 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 49,719,168 shares of our common stock, par value $0.001 per share, issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one
(1) vote for each share of stock held on the proposals presented in this proxy statement. Our Bylaws provide that a majority of all of the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

     Solicitation of proxies. We will bear the cost of soliciting proxies. In addition, we will solicit stockholders by mail through our regular employees. We will request banks and brokers and other custodians, nominees and fiduciaries to solicit their customers who own our common stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

     Voting of proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of Extreme Networks of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

                              PROPOSAL NUMBER ONE
                             ELECTION OF DIRECTORS


     We have a classified board of directors currently consisting of one class I director, two class II directors and two class III directors, who will serve until the annual meetings of stockholders to be held in 1999, 2000 and 2001, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on the annual meeting dates.

     The nominee for election at the 1999 annual meeting to class I of the board of directors is Gordon L. Stitt. If elected, Mr. Stitt will serve as director until the annual meeting in 2002 and until his respective successor is elected and qualified or until his earlier resignation or removal. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, although management knows of no reason to anticipate that this will occur, the proxies may be voted for such substitute nominee as management may designate.

     If a quorum is present and voting, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority; i.e., "broker non-votes," will be counted as present in determining if a quorum is present.

     The table below sets forth, for Extreme Networks' directors, including the Class I nominee to be elected at the meeting, certain information with respect to their age and background.

                                                                                                         Director
Name                                    Principal occupation with Extreme                      Age         since
-----------------------------------     --------------------------------------------           ---       --------
Class I nominees to be elected at the 1999 annual meeting of stockholders:

Gordon L. Stitt                         Chairman of the Board, President and Chief Executive   43          1996
                                        Officer

Class II directors whose terms expire at the 2000 annual meeting of stockholders:

Lawrence K Orr                          Director                                               42          1996
Peter Wolken                            Director                                               65          1996

Class III directors whose terms expire at the 2001 annual meeting of stockholders:

Charles Carinalli                       Director                                               51          1996
Promod Haque                            Director                                               51          1996


Business Experience of Directors

     Gordon L. Stitt. Mr. Stitt co-founded Extreme in May 1996 and has served as President, Chief Executive Officer and a director of Extreme since its inception. From 1989 to 1996, Mr. Stitt worked at another company he co-founded, Network Peripherals, a designer and manufacturer of high-speed networking technology. He served first as its Vice President of Marketing, then as Vice President and General Manager of the OEM Business Unit. Mr. Stitt holds an MBA from the Haas School of Business of the University of California, Berkeley and a BSEE/CS from Santa Clara University.

     Lawrence K. Orr. Mr. Orr has served as a director of Extreme since May 1996. Since January 1991, he has been General Partner of Trinity Ventures, the general partner of a privately held group of venture capital partnerships, and he was an employee of Trinity Ventures from 1989 to 1991. Mr. Orr currently serves as a director of several privately held companies. Mr. Orr holds an MBA from Stanford University and a BA in Mathematics from Harvard University.

     Peter Wolken. Mr. Wolken has served as a director of Extreme since May 1996. He currently serves as General Partner of AVI Management Partners, which manages various private venture capital limited partnerships. He co-founded AVI Management Partners in 1981. He serves as a director of Full Time Software and several privately held technology companies in Silicon Valley. Mr. Wolken holds a BFT in International Marketing from the American Graduate School for International Management and a BS in Mechanical Engineering from the University of California, Berkeley.

     Charles Carinalli. Mr. Carinalli has served as a director of Extreme since October 1996. Since July 1999, Mr. Carinalli has been Chief Executive Officer and director of Adaptive Silicon, a developer of semiconductors. From December 1996 to July 1999, Mr. Carinalli served as President, Chief Executive Officer and a director of Wavespan, a developer of wireless broadband access systems. From 1970 to 1996, Mr. Carinalli served in various positions and most recently served as Senior Vice President and Chief Technical Officer for National Semiconductor. Mr. Carinalli holds an MSEE from Santa Clara University and a BSEE from the University of California, Berkeley.

     Promod Haque. Mr. Haque has served as a director of Extreme since May 1996. Mr. Haque joined Norwest Venture Partners in November 1990 and is currently Managing General Partner of Norwest Venture Partners VII, General Partner of Norwest Venture Partners VI and General Partner of Norwest Equity Partners V and
IV. Mr. Haque currently serves as a director of Information Advantage, Prism Solutions, Raster Graphics, Connect, Transaction Systems Architects and several privately held companies. Mr. Haque holds a PhDEE and a MSEE from Northwestern University, an MM from the J.L. Kellogg Graduate School of Management, Northwestern University and a BSEE from the University of Delhi, India.

     Board meetings. During the fiscal year ended June 30, 1999, the board held five meetings and took action by unanimous written consent one time. No director serving on the board in fiscal year 1999 attended fewer than 75% of such meetings of the board and the committees on which he serves.

     Committees of the board. In January, 1999, we established an audit committee and a compensation committee. The audit committee reviews the results and scope of the annual audit and other services provided by our independent auditors, reviews and evaluates our internal audit and control functions, and monitors transactions between us and our employees, officers and directors. The members of the audit committee during the fiscal year ended June 30, 1999 were Messrs. Promod Haque and Lawrence K. Orr. During the fiscal year ended June 30, 1999, the audit committee held two meetings and did not take any action by unanimous written consent.

     The compensation committee administers our stock option and stock purchase plans and designates the compensation levels for our employees and consultants. The members of the compensation committee during the fiscal year ended June 30, 1999 were Messrs. Charles Carinalli and Peter Wolken. During the fiscal year ended June 30, 1999, the compensation committee held one meeting and did not take any action by unanimous written consent. For additional information concerning the compensation committee, see "REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION."

Vote required and board of directors' recommendation

     If a quorum is present and voting at the annual meeting of stockholders, the nominee for Class I director receiving the highest number of votes will be elected. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

                              PROPOSAL NUMBER TWO
          APPROVAL OF AMENDMENT TO THE AMENDED 1996 STOCK OPTION PLAN


     The board of directors adopted the Extreme Networks 1996 Stock Option Plan, also referred to as the Option Plan, in September, 1996 and the shareholders approved the adoption of the 1996 Option Plan on the same date.

     The Internal Revenue Code of 1986 (the "Code") limits the amount of compensation paid to a corporation's chief executive officer and four other most highly compensated officers that the corporation may deduct as an expense for federal income tax purposes. To enable Extreme Networks to continue to deduct in full all amounts of ordinary income recognized by its executive officers in connection with options granted under the 1996 Option Plan, the board of directors has amended the 1996 Option Plan, subject to stockholder approval, to limit to 2,500,000 the maximum number of shares for which options may be granted to any employee in any fiscal year. However, Extreme Networks' stock option grants typically do not approach this limit.

     The stockholders are now being asked to approve the establishment of the grant limit. The board of directors believes that approval of this amendment is in the best interests of Extreme Networks and our stockholders because it will allow Extreme Networks to continue to deduct compensation related to options granted under the Option Plan for federal income tax purposes.

Summary of the provisions of the 1996 Option Plan

     The following summary of the 1996 Option Plan is qualified in its entirety by the specific language of the 1996 Option Plan, a copy of which is available to any stockholder upon request.

     General. The 1996 Option Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code and for nonstatutory stock options. As of June 30, 1999, Extreme Networks had outstanding options to purchase an aggregate of 4,878,767 shares at a weighted average exercise price of $6.08. As of June 30, 1999, options to purchase 6,702,325 shares of Common Stock granted pursuant to the 1996 Option Plan had been exercised, and there were 5,433,217 shares of Common Stock available for future grants under the 1996 Option Plan.

     Shares subject to Plan. Currently, a maximum of 17,014,309 shares of Extreme Networks' authorized but unissued or reacquired common stock may be issued upon the exercise of options granted pursuant to the 1996 Option Plan. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of Extreme Networks, appropriate adjustments will be made to the shares subject to the 1996 Option Plan, the proposed employee grant limit described above and to outstanding options. To the extent any outstanding option under the 1996 Option Plan expires or terminates prior to exercise in full or if shares issued upon exercise of an option are repurchased by Extreme Networks, the shares of common stock for which such option is not exercised or the repurchased shares are returned to the 1996 Option Plan and will again be available for issuance under the 1996 Option Plan.

     Administration. The 1996 Option Plan is administered by the board of directors or a duly appointed committee of the board. With respect to the participation of individuals whose transactions in Extreme Networks' equity securities are subject to Section 16 of the Securities Exchange Act of 1934, the 1996 Option Plan will be administered in compliance with the requirements, if any, of Rule 16b-3 under the Exchange Act. Subject to the provisions of the 1996 Option Plan, the board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an ISO or a nonstatutory stock option, the terms of vesting and exercisability of each option, including the effect thereon of an optionee's termination of service, the type of consideration to be paid to Extreme Networks upon exercise of an option, the duration of each option, and all other terms and conditions of the options. The 1996 Option Plan also provides, subject to certain limitations, that

Extreme Networks' will indemnify any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the 1996 Option Plan. The board will interpret the 1996 Option Plan and options granted thereunder, and all determinations of the board will be final and binding on all persons having an interest in the 1996 Option Plan or any option.

     Eligibility. Generally, all employees, directors and consultants of Extreme Networks or of any present or future parent or subsidiary corporations of Extreme Networks are eligible to participate in the 1996 Option Plan. As of June 30, 1999, Extreme Networks had approximately 250 employees, including six executive officers and five directors. Any person eligible under the 1996 Option Plan may be granted a nonstatutory stock option. However, only employees may be granted ISOs. In order to preserve Extreme Networks' ability to deduct compensation related to options granted under the 1996 Option Plan, the board has amended the 1996 Option Plan, subject to stockholder approval, to provide that no employee may be granted options for more than 2,500,000 shares during any fiscal year.

     Terms and conditions of Options. Each option granted under the 1996 Option Plan is evidenced by a written agreement between Extreme Networks and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 1996 Option Plan. The exercise price per share must equal at least the fair market value of a share of Extreme Networks' Common Stock on the date of grant of an ISO and at least 85% of the fair market value of a share of the Common Stock on the date of grant of a nonstatutory stock option. The exercise price of any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Extreme Networks or any parent or subsidiary corporation of Extreme Networks (a "10% Stockholder") must be at least 110% of the fair market value of a share of Extreme Networks' common stock on the date of grant. The fair market value of Extreme Networks' common stock is based on the trading price of Extreme Networks' shares on the Nasdaq National Market.

     Generally, the exercise price may be paid in cash, by check or by tender of shares of Extreme Networks' common stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or a loan with respect to some or all of the shares of common stock being acquired upon the exercise of the option, by means of a promissory note, by any lawful method approved by the board or by any combination of these. The board may nevertheless restrict the forms of payment permitted in connection with any option grant.

     Options granted under the 1996 Option Plan will become exercisable and vested at such times as specified by the board. Generally, options granted under the 1996 Option Plan vest in installments, subject to the optionee's continued employment or service over a period of four (4) years. The maximum term of an option granted under the 1996 Option Plan is ten years, except that an ISO granted to a 10% Stockholder may not have a term longer than five years. Options are nontransferable by the optionee other than by will or by the laws of descent and distribution and are exercisable during the optionee's lifetime only by the optionee.

     Change in control. The Option Plan provides that a "change in control" occurs in the event of:

     . a sale or exchange by the stockholders of more than 50% of Extreme's voting stock,
     .    a merger or consolidation involving Extreme,
     . the sale, exchange or transfer of all or substantially all of the assets of Extreme, or
     .    a liquidation or dissolution of Extreme,

wherein, upon any such event, the stockholders of Extreme immediately before such event do not retain direct or indirect beneficial ownership of at least 50% of the total combined voting power of the voting stock of Extreme, its successor, or the corporation to which the assets of Extreme were transferred.

     Upon a change in control, the board may arrange for the acquiring or successor corporation to assume or substitute new options for the options outstanding under the 1996 Option Plan. To the extent that the options outstanding under the 1996 Option Plan are not assumed, substituted for, or exercised prior to such event, they will terminate. Notwithstanding the foregoing, upon a change in control, options granted to executive officers of Extreme Networks partially accelerate without regard to assumption or replacement by any successor corporation.

     Termination or Amendment. Unless sooner terminated, no options may be granted under the Option Plan after September 3, 2006. The board of directors may terminate or amend the 1996 Option Plan at any time, but, without stockholder approval, the board may not amend the 1996 Option Plan to increase the total number of shares of common stock reserved for issuance thereunder, change the class of persons eligible to receive ISOs, or adopt any other amendment which would require shareholder approval under any applicable law, regulation or rule. No amendment may adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve the option's status as an ISO or is necessary to comply with any applicable law.

Summary of federal income tax consequences of the Option Plan

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 1996 Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     ISOs. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an ISO. Optionees who do not dispose of their shares for two years following the date the option was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies both such holding periods upon a sale of the shares, Extreme Networks will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares either within two years after the date of grant or within one year from the date of exercise referred to as a disqualifying disposition, the difference between the fair market value of the shares on the determination date (as discussed under "Nonstatutory stock options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by Extreme Networks for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

     The difference between the option exercise price and the fair market value of the shares on the determination date of an ISO is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

     Nonstatutory stock options. Options not designated or qualifying as ISOs will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally does not recognize taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The determination date is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are not subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Extreme Networks generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. No tax deduction is available to Extreme Networks with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

Vote required and board of directors recommendation

     The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting of stockholders at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes each will be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote on this proposal. Broker non-votes will have no effect on the outcome of this vote.

     The board believes that the proposed amendment to the Option Plan to approve the grant limit of 2,500,000 shares per employee per fiscal year, as described above, is in the best interests of Extreme and the stockholders for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE OPTION PLAN TO APPROVE THE GRANT LIMIT OF 2,500,000 SHARES PER EMPLOYEE PER FISCAL YEAR.

                             PROPOSAL NUMBER THREE
                  APPROVAL OF A CERTAIN ANTI-TAKEOVER MEASURE

General

     The Board of Directors has unanimously approved the inclusion in of a certain provision available to public companies under Delaware law that defers hostile take-over attempts in Extreme Networks' Amended and Restated Certificate of Incorporation and the Bylaws, as more particularly described below.

     In considering the proposal, stockholders should be aware that the overall effect of the proposed provision is to make it more difficult for holders of a majority of the outstanding shares of Common Stock to change the composition of the Board of Directors and to remove existing management in circumstances where a majority of the stockholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes. This provision, if included in Extreme Networks' charter documents, could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of Extreme Networks which is opposed by the Board of Directors. This strengthened tenure and authority of the Board of Directors could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the stockholders. Because this provision may have the effect of continuing the tenure of the current Board of Directors, the Board has recognized that the individual directors have a personal interest in this provision that may differ from those of the stockholders. However, the Board believes that this provision's primary purpose is to ensure that the Board will have sufficient time to consider fully any proposed takeover attempt in light of the short and long-term benefits and other opportunities available to Extreme Networks and, to the extent the Board determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to Extreme Networks and its stockholders.

     A hostile takeover attempt may have a positive or a negative effect on Extreme Networks and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the stockholders the risk of terms which may be less than favorable to all of the stockholders than would be available in a Board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets. In addition, in the case of a proposal which is presented to the Board of Directors, there is a greater opportunity for the Board to analyze the proposal thoroughly, to develop and evaluate alternatives, to negotiate for improved terms and to present its recommendations to the stockholders in the most effective manner.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to stockholders, providing all stockholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of Extreme Networks and its stockholders. Accordingly, the Board has proposed a certain measure for inclusion in the Certificate of Incorporation or the Bylaws that may have the effect of discouraging or deterring hostile takeover attempts.

     Notwithstanding the belief of the Board as to the benefits to stockholders of the changes, stockholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of Extreme Networks which is not presented to and approved by the Board of Directors, but which a substantial number, and perhaps even a majority, of the Extreme Networks' stockholders might believe to be in their best interests or in which stockholders might receive a substantial premium for their shares over the current market price. As a result, stockholders who might desire to participate in such a transaction may not have an opportunity to do so.

     In addition, by increasing the probability that any person or group seeking control of Extreme Networks would be forced to negotiate directly with the Board of Directors, the proposed takeover defenses could discourage takeover bids by means of a hostile tender offer, proxy contest or otherwise without the approval of the Board. Thus, the principal disadvantages to the stockholders which result from discouraging such hostile takeover bids would be to (i) reduce the likelihood that any acquiror would make a hostile tender offer for the outstanding shares of stock of Extreme Networks at a premium over the market rate and (ii) increase the difficulty of removing the existing Board of Directors and management even if, in a particular case, removal would be beneficial to stockholders generally.

     It should be noted, however, that the Board of Directors has a fiduciary duty to the stockholders to negotiate for the best interests of the stockholders and not for its own interests. Further, while the proposed takeover defenses may discourage hostile takeover attempts, this provision would not prevent a hostile acquisition of Extreme Networks.

     The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions described below outweigh the possible disadvantages. In particular, the Board believes that the benefits associated with enabling the Board to fully consider and negotiate proposed takeover attempts make this proposal beneficial to Extreme Networks and its stockholders.

Limitation on ability to call special meetings

     Under our present charter documents, special meetings of stockholders may be called by the Board of Directors, the holders of 10% or more of the outstanding voting power and such other persons as may be designated in the Certificate of Incorporation or Bylaws of the Company.

     Delaware law, however, provides that special meetings of stockholders may only be called by the Board or by any other person as may be designated in the Certificate of Incorporation or Bylaws. The Board of Directors has proposed a provision in the Certificate of Incorporation and the Bylaws providing that special meetings of stockholders may be called only by the Board of Directors. Such a provision precludes a stockholder from mounting a proxy contest or taking action to amend charter documents until the next annual meeting. Such a provision could have the affect of deterring efforts to seek control of Extreme Networks on a basis which some stockholders might deem favorable.

     In the event this proposal is not approved by the requisite vote of the stockholders, the Bylaws will provide that special meetings of stockholders may be called by the Board of Directors or the holders of 10% or more of the outstanding voting power. In the event this proposal is approved, the Certificate of Incorporation and Bylaws will provide that special meetings of stockholders may be called only by the Board of Directors as set forth in
Exhibit 1 and 2.

Vote required and board of directions recommendation

     The affirmative vote of a majority of the voting power of all outstanding Common Stock of Extreme Networks is required for approval of this proposal.

     The Board believes that the proposed provisions regarding the limitation on the ability to call special meetings by the stockholders under the Certificate of Incorporation and Bylaws is in the best interest of the stockholders and Extreme Networks for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                             PROPOSAL NUMBER FOUR
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The board of directors has appointed Ernst & Young LLP to serve as independent auditors to audit the financial statements of Extreme for the fiscal year ending July 2, 2000. Ernst & Young LLP has acted in such capacity since its appointment for fiscal year ended June 1997. A representative of Ernst & Young LLP will be present at the annual meeting of stockholders, will be given the opportunity to make a statement if the representative desires and will be available to respond to appropriate questions.

     In the event that ratification by the stockholders of the appointment of Ernst & Young LLP as our independent auditors is not obtained, the board of directors will reconsider said appointment.

     The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote on this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS EXTREME'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 2, 2000.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of June 30, 1999, with respect to the beneficial ownership of Extreme Networks common stock by:

     . each person known by Extreme Networks to be the beneficial owner of more than 5% of our common stock,

     .    each director and director nominee of Extreme Networks,

     . the Chief Executive Officer, and the four other highest compensated executive officers of Extreme Networks whose salary and bonus for the year ended June 30, 1999 exceeded $100,000, also referred to as the "Named Executive Officers," and

     .    all executive officers and directors of Extreme Networks as a group.

     Except as otherwise indicated, the address of each beneficial owner is c/o Extreme Networks, Inc., 3585 Monroe Street, Santa Clara, California 95051.

     Except as indicated in the footnotes to the table, Extreme Networks believes that the persons named in the table have sole voting and dispositive power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options. Percentages are based on 49,345,230 shares of common stock outstanding on June 30, 1999.

Name and address of beneficial owners                                                      Shares owned
----------------------------------------------------------------------     ------------------------------------------
                                                                                Number of
                                                                                 shares                Percentage
                                                                           ------------------       -----------------
Named Executive Officers and Directors
Gordon L. Stitt(1)....................................................          2,476,250                   5.0%
Stephen Haddock(2)....................................................          1,568,250                   3.2
Paul Romeo(3).........................................................            410,000                     *
Herb Schneider(4).....................................................          1,547,750                   3.1
Harry Silverglide(5)..................................................            650,750                   1.3
Charles Carinalli(6)..................................................            296,923                     *
 1466 Teal Drive
 Sunnyvale, CA 94087
Promod Haque(8).......................................................          7,777,351                  15.8
 245 Lytton Avenue, Suite 250
 Palo Alto, CA 94025
Lawrence K. Orr(8)....................................................          6,040,595                  12.2
 3000 Sand Hill Road
 Building 1, Suite 240
 Menlo Park, CA 94025
Peter Wolken(9).......................................................          6,040,594                  12.2
 One First Street, #12
 Los Altos, CA 94022

Name and address of beneficial owners                                                      Shares owned
----------------------------------------------------------------------     ------------------------------------------
                                                                                Number of
                                                                                 shares                Percentage
                                                                           ------------------       -----------------
5% Stockholders
AVI Capital Management(9).............................................           6,040,594                 12.2
 One First Street, #12
 Los Altos, CA 94022
Kleiner Perkins Caufield & Byers(10)..................................           2,491,311                  5.0
 2750 Sand Hill Road
 Menlo Park, CA 94025
Norwest Equity Partners V(7)..........................................           7,777,351                 15.8
 245 Lytton Avenue, Suite 250
 Palo Alto, CA 94025
Trinity Ventures(8)...................................................           6,040,595                 12.2
 3000 Sand Hill Road
 Building 1, Suite 240
 Menlo Park, CA 94025
All executive officers and directors as a group (12 persons)..........          28,263,958                 56.0

____________________________

*    Less than 1%

(1) Includes 379,688 shares subject to a right of repurchase in favor of Extreme which lapses over time. Includes 240,000 shares held by Gordon and Valori Stitt. Also includes 200,000 shares issuable upon exercise of options, of which 158,334 shares are subject to a right of repurchase in favor of Extreme which lapses over time.

(2) Includes 253,125 shares subject to a right of repurchase in favor of Extreme which lapses over time. Also includes 135,000 shares issuable upon exercise of options, of which 106,876 shares are subject to a right of repurchase in favor of Extreme which lapses over time.

(3) Includes 150,000 shares subject to a right of repurchase in favor of Extreme which lapses over time. Also includes 50,000 shares issuable upon exercise of options, of which 39,584 shares are subject to a right of repurchase in favor of Extreme which lapses over time.

(4) Includes 253,125 shares subject to a right of repurchase in favor of Extreme which lapses over time. Also includes 135,000 shares issuable upon exercise of options, of which 106,876 shares are subject to a right of repurchase in favor of Extreme which lapses over time.

(5) Includes 210,938 shares subject to right of repurchase in favor of Extreme which lapses over time. Also includes 80,000 shares issuable upon exercise of options, of which 63,334 shares are subject to a right of repurchase in favor of Extreme which lapses over time.

(6) Includes 136,923 shares held by Charles Peter Carinalli and/or Connie Sue Carinalli, Trustees of the Carinalli 1996 Living Trust dated April 24, 1996. Also includes 150,000 shares issuable upon exercise of options, of which 48,750 shares are subject to a right of repurchase in favor of Extreme which lapses over time.

(7)  Promod Haque is a partner of Norwest Equity Partners V.

(8) Lawrence K. Orr is a partner of Trinity Ventures. The shares listed represent 5,707,084 shares held by Trinity Ventures V, L.P. and 333,511 shares held by Trinity V Side by Side Fund, L.P.

(9) Peter Wolken is a partner of AVI Management Partners. The shares listed represent 809,698 shares held by Associated Venture Investors III, L.P.; 55,705 shares held by AVI Silicon Valley Partners, L.P.; 5,026,642 shares held by AVI Capital, L.P.; and 148,549 shares held by AVI Partners Growth Fund II, L.P.

(10) The shares listed represent 2,296,139 shares held by Kleiner Perkins Caufield & Byers VIII; 127,115 shares held by Kleiner Perkins Caufield & Byers VIII Founders Fund; 62,281 shares held by KPCB Information Sciences Zaibatsu Fund II; and 5,776 shares held by KPCB VIII Founders, L.P.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation of executive officers

     The following table sets forth information concerning the compensation during the fiscal years ended June 30, 1999 and June 30, 1998 of the Chief Executive Officer and the four other most highly compensated executive officers as of June 30, 1999 whose salary and bonus for the fiscal year ended June 30, 1999 exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                                                                                                       Long term
                                                              Annual compensation                     compensation
                                                  -----------------------------------------------------------------
                                                                                 Other annual         Awards option
    Name and principal position              Year      Salary        Bonus       compensation          shares (1)
    ---------------------------              ----      ------        -----       ------------          ----------
  Gordon L. Stitt......................      1999     $164,167          --               (2)             200,000
    President, Chief Executive Officer       1998      129,167          --               (2)                  --
    and Chairman

  Stephen Haddock......................      1999      140,626          --               (2)             135,000
    Vice President and Chief                 1998      117,500          --               (2)                  --
    Technical Officer

  Paul Romeo...........................      1999      142,084          --               (2)              50,000
    Vice President of Operations             1998      135,000          --               (2)                  --

  Herb Schneider.......................      1999      140,626          --               (2)             135,000
    Vice President of Engineering            1998      117,500          --               (2)                  --

  Harry Silverglide (3)................      1999      150,000     $32,125         $130,417               80,000
    Vice President of Sales                  1998      100,000      20,000           72,600                   --

______________________
(1)  Such options were granted pursuant to our 1996 Stock Option Plan.

(2) Total amount of personal benefits paid to this executive officer during the fiscal year was less than the lesser of (i) $50,000 or (ii) 10% of such executive officer's total reported salary and bonus.

(3) Other annual compensation amount related to commissions paid to Mr. Silverglide based on total sales and account wins during the fiscal year.

Stock options granted during fiscal 1999

     The following table provides the specified information concerning grants of options to purchase our common stock made during the fiscal year ended June 30, 1999 to the persons named in the Summary Compensation Table.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                           Individual grants in fiscal 1999
                               -------------------------------------------------------------
                                                       % of total
                                    Number of           options         Exercise                      Potential realizable value
                                   securities          granted to         or                        at assumed annual rates of
                                   underlying         employees          base                         stock price appreciation
                                     options              in            price(2)     Expiration         for option term(3)
                                                                                                     ---------------------------
     Name                          granted(1)         fiscal year        ($/Sh)        date          5% ($)            10% ($)
     ----                          ---------          -----------        ------      ----------      --------         ----------
Gordon L. Stitt...............       200,000              7.1%           $5.75        10/16/08       $723,229         $1,832,804
Stephen Haddock...............       135,000              4.8             5.75        10/16/08        488,180          1,237,143
Paul Romeo....................        50,000              1.8             5.75        10/16/08        180,808            458,201
Herb Schneider................       135,000              4.8             5.75        10/16/08        488,180          1,237,143
Harry Silverglide.............        80,000              2.8             5.75        10/16/08        289,292            733,122

______________________
(1) Options granted in fiscal 1999 under our 1996 Stock Option Plan generally vest over four years, with 25% of the shares vesting after one year and the remaining shares vesting in equal monthly increments over the following 36 months. Under the option plan, the board of directors retains discretion to modify the terms, including the price of outstanding options. We have a right of repurchase as to any unvested shares upon optionee's termination of employment at their original exercise price. See "EXECUTIVE COMPENSATION AND OTHER MATTERS-Employment contracts and termination of employment and change-in-control arrangements."

(2)  All options were granted at fair market value on the date of grant.

(3) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, in accordance with the Securities and Exchange Commission's rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

Option exercises and fiscal 1998 year-end values

     The following table provides the specified information concerning exercises of options to purchase our common stock in the fiscal year ended June 30, 1999 and unexercised options held as of June 30, 1999 by the persons named in the Summary Compensation Table. A portion of the shares subject to these options may not yet be vested and may be subject to repurchase by us at a price equal to the option exercise price, if the corresponding options were exercised before such shares had vested.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                    Shares                             Number of securities               Value in dollars of
                                   acquired                          underlying unexercised           unexercised in-the-money
                                     on            Value                options at 6/30/99                options at 6/30/99
                                                                -----------------------------------  -------------------------------
Name                               exercise       realized ($)  Exercisable(1)(2)  Unexercisable(3)  Exercisable(2) Unexercisable(4)
----                               --------       ------------  -----------------------------------  -------------------------------
Gordon L. Stitt................          --                --       33,333           166,667         $1,743,733      $8,718,768

Stephen Haddock................          --                --       22,500           112,500          1,177,032       5,885,157

Paul Romeo.....................          --                --        8,332            41,668            435,868       2,179,758

Herb Schneider.................          --                --       22,500           112,500          1,177,032       5,885,157

Harry Silverglide..............          --                --       13,333            66,667            697,483       3,487,518

     ______________________
     (1) Options granted in fiscal 1999 under our 1996 Stock Option Plan generally vest over four years, with 25% of the shares vesting after one year and the remaining shares vesting in equal monthly increments over the following 36 months. Under the option plan, the board of directors retains discretion to modify the terms, including the price of outstanding options. We have a right of repurchase as to any unvested shares upon optionee's termination of employment at their original exercise price. See "EXECUTIVE COMPENSATION AND OTHER MATTERS-Employment contracts and termination of employment and change-in-control arrangements."

     (2) Represents shares which are immediately exercisable and/or vested. Based on the closing price of $58.0625, as reported on the Nasdaq National Market on June 30, 1999, less the exercise price.

     (3) Represents shares which are unvested and/or not immediately exercisable.

     (4) Based on the closing price of $58.0625, as reported on the Nasdaq National Market on June 30, 1999, less the exercise price.

Compensation of directors

     Directors are entitled to reimbursement of all reasonable out-of-pocket expenses incurred in connection with their attendance at board and board committee meetings. All directors are eligible to receive options to purchase our common stock under our 1996 Stock Option Plan.

Employment contracts and termination of employment and change-in-control arrangements

     Shares subject to options granted under our Amended 1996 Stock Option Plan will generally vest over four years, with 25% of the shares vesting after one year and the remaining shares vesting in equal monthly increments over the following 36 months. The options and stock purchase agreements granted to our executive officers and our outside director provide for accelerated vesting of the shares in the event of a "transfer of control," as defined in the option or stock purchase agreement, of Extreme.

     This form of agreement provides that if, as of the date of the transfer of control, less than 75% of the total option shares are vested, the number of vested shares will be increased, as of the date of the transfer of control, to the lesser of 75% of the total option shares, or the sum of the number of vested shares, which are determined under the standard vesting schedule, plus 50% of the unvested shares, which are determined under the standard vesting schedule. After the transfer of control, the remaining unvested shares will vest in equal monthly increments over the longer of 50% of the period beginning on the date of the transfer of control and ending on the date four years after the option grant date or 12 months.

Compensation committee interlocks and insider participation in compensation decisions

     The compensation committee is composed of Messrs. Carinalli and Wolken. No interlocking relationships exist between any member of our compensation committee and any member of any other company's board of directors or compensation committee. The compensation committee makes recommendations regarding our employee stock plans and makes decisions concerning salaries and bonus compensation for executive officers of Extreme Networks.

Certain relationships and related transactions

     Since June 1998, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which Extreme Networks was or is to be a party in which the amount involved exceeds $60,000, and in which any director, executive officer or holder of more than 5% any class of voting securities of Extreme Networks and members of that person's immediate family had or will have a direct or indirect material interest other than the transactions described below.

     In January 1999, the board of directors approved a loan to Vito E. Palermo, our Chief Financial Officer, of $75,000 at an interest rate of 4.51% per annum. The loan is due in January 2003 but we may forgive this loan if our Chief Executive Officer determines, in his sole discretion, that we have attained financial and administrative objectives. In addition, in connection with Mr. Palermo's employment, we have agreed to pay him nine months of severance if we terminate him without cause within the first twelve months of his employment.

     In January 1999, Extreme Networks entered into indemnification agreements with each of the directors and executive officers. Such indemnification agreements require Extreme Networks to indemnify these individuals to the fullest extent permitted by law.

Section 16(a) beneficial ownership reporting compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires Extreme Networks' executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish Extreme Networks with copies of all
Section 16(a) forms that they file.

     Based solely on our review of the forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10% of our common stock were complied with in fiscal 1999, except that one transaction on a statement of change in beneficial ownership for each of Promod Haque and Norwest Equity Partners V was not timely filed.

     The following table sets forth grants of stock options under the 1996 Option Plan during fiscal 1999 by:

     .  the Named Executive Officers;

     .  all current executive officers as a group;

     .  all current directors who are not executive officers as a group; and

     .  all employees, who are not executive officers, as a group.

                               NEW PLAN BENEFITS


                                                                1996 Option Plan
                                                --------------------------------------------
Name and position                                    Exercise price            No. of shares
------------------------------------------      ------------------------   -----------------
Gordon L. Stitt...........................         $  5.75                         200,000

Stephen Haddock...........................            5.75                         135,000

Paul Romeo................................            5.75                          50,000

Herb Schneider............................            5.75                         135,000

Harry Silverglide.........................            5.75                          80,000

Executive group (8 persons)...............            5.75 - 8.50                1,250,000

Non-executive director group (3 persons)..            6.50                          60,000

Non-executive officer employee group......         $  3.75 - 58.0625             1,514,961

______________

(1) Average exercise price of options granted to non-executive officer employees under the 1996 Option Plan.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The compensation committee is comprised of two outside directors of the board of directors and is responsible for setting and monitoring policies governing compensation of executive officers. The compensation committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under our 1996 Stock Option Plan. The objectives of the committee are to correlate executive compensation with our business objectives and performance, and to enable us to attract, retain and reward executive officers who contribute to our long-term success.

Salary

     The compensation committee annually assesses the performance and sets the salary of the President and Chief Executive Officer, Gordon L. Stitt. In turn, Mr. Stitt annually assesses the performance of all other executive officers and recommends salary increases which are reviewed and approved by the compensation committee.

     In particular, Mr. Stitt's compensation as President and Chief Executive Officer is based on compensation levels of President/Chief Executive Officers of comparable size companies. In addition, the compensation committee considers certain incentive objectives based on Extreme Networks' performance as it relates to revenue levels and earnings per share levels.

     In determining executive officer salaries, the compensation committee reviews recommendations from Mr. Stitt which include information from salary surveys, performance evaluations and the financial condition of Extreme Networks. The compensation committee also establishes both financial and operational based objectives and goals in determining executive officer salaries. These goals and objectives include sales and spending forecasts for the upcoming year and published executive compensation literature for comparable sized companies.

     For more information regarding the compensation and employment arrangements of Mr. Stitt and other executive officers, see "EXECUTIVE COMPENSATION AND OTHER MATTERS--Compensation of executive officers and employment contracts and termination of employment and change-in-control arrangements."


Stock Options

     The compensation committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for our stockholders and, therefore, periodically grants stock options under our stock option plan. Stock options are granted at the current market price and will only have value if our stock price increases over the exercise price.

     The compensation committee determines the size and frequency of option grants for executive officers, after consideration of recommendations from the Chief Executive Officer. Recommendations for options are based upon the relative position and responsibilities of each executive officer, previous and expected contributions of each officer to Extreme Networks and previous option grants to such executive officers. Generally, option grants vest 25% twelve months after commencement of employment or after the date of grant and continue to vest thereafter in equal monthly installments over three years, conditioned upon continued employment.

                              COMPENSATION COMMITTEE

                              Peter L. Wolken

                              Charles Carinalli

                      COMPARISON OF STOCKHOLDER RETURN(1)

     Set forth below is a line graph comparing the annual percentage change in the cumulative total return on our common stock with the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturer Stocks Index for the period commencing April 9, 1999, the date of our initial public offering, and ending June 30, 1999.

                             [GRAPH APPEARS HERE]

                                                April 9, 1999     June 30, 1999
                                                --------------    -------------
     Extreme Networks, Inc.                            $100.0            $342

     Nasdaq Stock Market (U.S. companies)              $100.0            $104

     Nasdaq Computer Manufacturer Stocks Index         $100.0            $103

____________________________
(1) Assumes that $100.00 was invested April 9, 1999 in our common stock and in each index, and that all dividends were reinvested. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                  DESCRIPTION OF OTHER EMPLOYEE BENEFIT PLANS

                       1999 EMPLOYEE STOCK PURCHASE PLAN

     The following is a brief summary of the Extreme Networks 1999 Employee Stock Purchase Plan, also referred to as the Purchase Plan.

Summary of the provisions of the Purchase Plan

     The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any stockholder upon request.

     General. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Each participant in the Purchase Plan is granted at the beginning of each offering under the plan the right to purchase through accumulated payroll deductions up to a number of shares of the common stock of Extreme Networks determined on the first day of the offering. The purchase right is automatically exercised on the last day of each purchase period within the offering unless the participant has withdrawn from the Purchase Plan prior to such date.

     Shares subject to Plan. A maximum of 1,000,000 of Extreme Networks' authorized but unissued or reacquired shares of common stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in Extreme Networks' capital structure or in the event of any merger, sale of assets or other reorganization of Extreme Networks. If any purchase right expires or terminates, the shares subject to the unexercised portion of such purchase right will again be available for issuance under the Purchase Plan.

     Administration. The Purchase Plan is administered by the board. Subject to the provisions of the Purchase Plan, the board determines the terms and conditions of purchase rights granted under the Purchase Plan. The board will interpret the Purchase Plan and purchase rights granted thereunder, and all determinations of the board will be final and binding on all persons having an interest in the Purchase Plan or any purchase rights. The Purchase Plan provides, subject to certain limitations, that Extreme Networks will indemnify any director, officer or employee against all reasonable expenses, including attorney's fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the Purchase Plan.

     Eligibility. Any employee of Extreme Networks or of any present or future parent or subsidiary corporation of Extreme Networks designated by the board for inclusion in the Purchase Plan is eligible to participate in an offering to purchase stock under the Purchase Plan so long as the employee is customarily employed for at least 20 hours per week and 5 months per calendar year.
However, no employee who owns or holds stock options to purchase, or as a result of participation in the Purchase Plan would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of Extreme Networks or of any parent or subsidiary corporation of Extreme Networks is entitled to participate in the Purchase Plan.

     Offerings. Generally, each offering of common stock under the Purchase Plan is for a period of twelve months. Offering Periods will generally commence on the first day of February, May, August and November of each year and end on the last day of the following January, April, July and October, respectively. However, the first offering period commenced on April 9, 1999 and will end on April 30, 2000. Each offering period will generally be comprised of four three-month purchase periods, although the first purchase period of the first offering period commenced on April 9, 1999 and ended on July 31, 1999. Shares are purchased on the last day of each purchase period. The board may establish a different term for one or more offerings or purchase periods or different commencement or ending dates for an offering or a purchase period.

     Participation and purchase of shares. Participation in the Purchase Plan is limited to eligible employees who authorize payroll deductions prior to the start of an offering period. Payroll deductions may not exceed 15% (or such other rate as the board determines) of an employee's compensation for any pay period during the offering period. Once an employee becomes a participant in the Purchase Plan, that employee will automatically participate in each successive offering period until such time as that employee withdraws from the Purchase Plan, becomes ineligible to participate in the Purchase Plan, or terminates employment.

     Subject to certain limitations, each participant in an offering has a purchase right equal to the number of whole shares determined by dividing the participant's aggregate payroll deduction by the applicable purchase price for the purchase period. During any calendar year, no participant may purchase under the Purchase Plan shares of Extreme Networks' common stock having a fair market value exceeding $25,000 (measured by the fair market value of Extreme Networks' common stock on the first day of the offering period in which the shares are purchased). In addition, no more than 625 shares may be purchased by a participant on a purchase date, and no more than an aggregate of 100,000 shares may be purchased by all Purchase Plan participants on a given purchase date.

     At the end of each purchase period, Extreme Networks issues to each participant in the offering the number of shares of Extreme Networks' Common Stock determined by dividing the amount of payroll deductions accumulated for the participant during that purchase period by the purchase price, subject to the limitations set forth above. The price per share at which shares are sold generally equals 85% of the lesser of the fair market value per share of Extreme Networks' common stock on the first day of the offering period or the purchase date. The fair market value of the common stock on any relevant date generally will be the closing price per share on such date as reported on the Nasdaq National Market. Any payroll deductions under the Purchase Plan not applied to the purchase of shares will be returned to the participant, unless the amount remaining is less than the amount necessary to purchase a whole share of common stock, in which case the remaining amount may be applied to the next purchase period or offering period.

     A participant may withdraw from an offering at any time without affecting his eligibility to participate in future offerings. However, once a participant withdraws from an offering, that participant may not again participate in the same offering.

     Change in control. The Purchase Plan provides that, in the event of a change of control, the acquiring or successor corporation may assume Extreme Networks' rights and obligations under the Purchase Plan or substitute substantially equivalent purchase rights for such corporation's stock. If the acquiring or successor corporation elects not to assume or substitute for the outstanding purchase rights, the board of directors may accelerate the last day of the offering period to a date on or before the date of the change in control. Any purchase rights that are not assumed, substituted for, or exercised prior to the change in control will terminate.

     Termination or amendment. The Purchase Plan will continue until terminated by the Board or until all of the shares reserved for issuance have been issued. The board may at any time amend or terminate the Purchase Plan, except that the approval of Extreme Networks' stockholders is required within twelve months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan, or changing the definition of the corporations which may be designated by the board as corporations the employees of which may participate in the Purchase Plan.

Summary of federal income tax consequences of the Purchase Plan

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     A participant recognizes no taxable income either as a result of commencing participation in the Purchase Plan or purchasing shares of Extreme Networks' common stock under the terms of the Purchase Plan.

     If a participant disposes of shares purchased under the Purchase Plan within either two years from the first day of the applicable offering period or within one year from the purchase date, known as disqualifying disposition), the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the purchase date exceeds the purchase price. The amount of the ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss, which will be long-term if the participant's holding period is more than twelve months.

     If the participant disposes of shares purchased under the Purchase Plan at least two years after the first day of the applicable offering period and at least one year after the purchase date, the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the applicable offering period. The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain.
If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

     If the participant still owns the shares at the time of death, the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the offering period in which the shares were purchased will constitute ordinary income in the year of death.

     Extreme Networks should be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed to Extreme Networks.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                            AT NEXT ANNUAL MEETING

     We have an advance notice provision under our bylaws for stockholder business to be presented at meetings of stockholders. The provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Extreme. A stockholder proposal, to be timely, must be received at our principal executive offices not less than 120 calendar days in advance of the one year anniversary of the date our proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders; except that notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made:

     .  if no annual meeting was held in the previous year,

     . if the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or

     .  in the event of a special meeting.

     Proposals of stockholders intended to be presented at the next annual meeting of stockholders:

     . must be received by us at our offices at 3585 Monroe Street, Santa Clara, California 95051-1450 no later than June 17, 2000, and

     . must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in our proxy statement for that meeting.


                         TRANSACTION OF OTHER BUSINESS

     The board of directors knows of no other business that will be conducted at the 1999 annual meeting of stockholders, other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                         BY ORDER OF THE BOARD OF DIRECTORS,

                                         /s/ Vito E. Palermo

                                         Vito E. Palermo
                                         Secretary


October 27, 1999

                                   RESTATED

                         CERTIFICATE OF INCORPORATION

                                      OF

                            EXTREME NETWORKS, INC.


     EXTREME NETWORKS, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     1.  The name of the corporation is Extreme Networks, Inc.

     2. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was January 7, 1999.

     3. This Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 245 of the Delaware General Corporation Law. This Restated Certificate of Incorporation only restates and integrates and does not further amend the provisions of the corporation's certificate of incorporation as heretofore amended, and there is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation.

     4. This Restated Certificate of Incorporation restates and integrates the Certificate of Incorporation of this corporation as herein set forth in full:

     FIRST:   The name of the corporation is Extreme Networks, Inc. (hereinafter
     -----
sometimes referred to as the "Corporation").

     SECOND:  The address of the registered office of the Corporation in the
     ------
State of Delaware is Incorporating Services, Ltd., 15 East North Street, in the City of Dover, County of Kent. The name of the registered agent at that address is Incorporating Services, Ltd.

     THIRD:   The purpose of the Corporation is to engage in any lawful act or
     -----
activity for which a corporation may be organized under the General Corporation Law of Delaware.

     FOURTH:  The Corporation is authorized to issue two classes of stock to be
     ------
designated, respectively, "Preferred Stock" and "Common Stock." The total number of shares of Preferred Stock the Corporation shall have authority to issue is 2,000,000, $0.001 par value per share, and the total number of shares of Common Stock the Corporation shall have authority to issue is 150,000,000, $0.001 par value per share. The shares of Preferred Stock shall initially be undesignated and may be issued from time to time in one or more additional series.

     The Board of Directors is hereby authorized, within the limitations and restrictions stated herein, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon a wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but, in respect of decreases, not below the number of shares of such series then outstanding. In case the number of shares of any series should be so decrease, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolutions originally fixing the number of shares of such series.

     FIFTH:  The following provisions are inserted for the management of the
     -----
business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

     1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

     2. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

     3. On and after the closing date of the first sale of the Corporation's Common Stock pursuant to a firmly underwritten registered public offering which results in the automatic conversion of the Corporation's Preferred Stock (the "IPO"), any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Prior to such sale, unless otherwise provided by law, any action which may otherwise be taken at any meeting of the stockholders may be taken without a meeting and without prior notice, if a written consent describing such actions is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     4. Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).

     SIXTH:
     -----

     1. The number of directors shall initially be set at five (5) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Upon the closing of the IPO, the directors shall be divided into three classes with the term of office of the first class (Class I) to expire at the first annual meeting of the stockholders following the IPO; the term of office of the second class (Class II) to expire at the second annual meeting of stockholders held following the IPO; the term of office of the third class (Class III) to expire at the third annual meeting of stockholders; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. Subject to the rights of the holders of any series of Preferred Stock then outstanding, a vacancy resulting from the removal of a director by the stockholders as provided in Section 3 below may be filled at a special meeting of the stockholders held for that purpose. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

     2. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (other than removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the stockholders as provided in Section 1 above. Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

     SEVENTH:  The Board of Directors is expressly empowered to adopt, amend or
     -------
repeal Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

     EIGHTH:  A director of the Corporation shall not be personally liable to
     ------
the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Any repeal or modification of the foregoing provisions of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     NINTH:  The Corporation reserves the right to amend or repeal any provision
     -----
contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding
                                     --------  -------
any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article NINTH, Article FIFTH, Article SIXTH, Article SEVENTH or Article EIGHTH.

     The Certificate of Incorporation of Extreme Delaware, as amended herein, shall continue to be the Certificate of Incorporation of Extreme Delaware as the surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable laws. The Bylaws of Extreme Delaware, in effect on the Effective Date, shall continue to be the Bylaws of Extreme Delaware as the surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable laws.

     IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed on behalf of the Corporation by Gordon L. Stitt, its President and Chief Executive Officer and attested by Vito Palermo, its Secretary, this _____ day of _______, 1999.

                                           EXTREME NETWORKS, INC.


                                           By:__________________________________
                                              Gordon L. Stitt, President and CEO



Attest:


______________________________
Vito Palermo, Secretary

                          AMENDED AND RESTATED BYLAWS

                                      OF

                            EXTREME NETWORKS, INC.

ARTICLE I       STOCKHOLDERS.....................................................   1
     Section        1.1   Annual Meeting.........................................   1
     Section        1.2   Special Meetings.......................................   1
     Section        1.3   Notice of Meetings.....................................   1
     Section        1.4   Quorum.................................................   1
     Section        1.5   Conduct of the Stockholders' Meeting...................   2
     Section        1.6   Conduct of Business....................................   2
     Section        1.7   Notice of Stockholder Business.........................   2
     Section        1.8   Proxies and Voting.....................................   3
     Section        1.9   Stock List.............................................   3

ARTICLE II      BOARD OF DIRECTORS...............................................   4
     Section        2.1   Number and Term of Office..............................   4
     Section        2.2   Vacancies and Newly Created Directorships..............   4
     Section        2.3   Removal................................................   4
     Section        2.4   Regular Meetings.......................................   5
     Section        2.5   Special Meetings.......................................   5
     Section        2.6   Quorum.................................................   5
     Section        2.7   Participation in Meetings by Conference Telephone......   5
     Section        2.8   Conduct of Business....................................   5
     Section        2.9   Powers.................................................   5
     Section        2.10  Compensation of Directors..............................   6
     Section        2.11  Nomination of Director Candidates......................   6

ARTICLE III     COMMITTEES.......................................................   7
     Section        3.1   Committees of the Board of Directors...................   7
     Section        3.2   Conduct of Business....................................   8

ARTICLE IV      OFFICERS.........................................................   8
     Section        4.1   Generally..............................................   8
     Section        4.2   Chairman of the Board..................................   8
     Section        4.3   President..............................................   8
     Section        4.4   Vice President.........................................   8
     Section        4.5   Treasurer/Chief Financial Officer......................   9
     Section        4.6   Secretary..............................................   9
     Section        4.7   Delegation of Authority................................   9
     Section        4.8   Removal................................................   9
     Section        4.9   Action With Respect to Securities of Other
                          Corporations...........................................   9

ARTICLE V       STOCK............................................................   9
     Section        5.1   Certificates of Stock..................................   9
     Section        5.2   Transfers of Stock.....................................  10
     Section        5.3   Record Date............................................  10
     Section        5.4   Lost, Stolen or Destroyed Certificates.................  10

     Section        5.5  Regulations............................................  10

ARTICLE VI      NOTICES ........................................................  10
     Section        6.1  Notices................................................  10
     Section        6.2  Waivers................................................  10

ARTICLE VII     MISCELLANEOUS...................................................  11
     Section        7.1  Facsimile Signatures...................................  11
     Section        7.2  Corporate Seal.........................................  11
     Section        7.3  Reliance Upon Books, Reports and Records...............  11
     Section        7.4  Fiscal Year............................................  11
     Section        7.5  Time Periods...........................................  11

ARTICLE VIII    INDEMNIFICATION OF DIRECTORS AND OFFICERS.......................  11
     Section        8.1  Right to Indemnification...............................  11
     Section        8.2  Right of Claimant to Bring Suit........................  12
     Section        8.3  Non-Exclusivity of Rights..............................  13
     Section        8.4  Indemnification Contracts..............................  13
     Section        8.5  Insurance..............................................  13
     Section        8.6  Effect of Amendment....................................  13

ARTICLE IX      AMENDMENTS......................................................  13
     Section        9.1  Amendment of Bylaws....................................  13

                            EXTREME NETWORKS, INC.

                            A DELAWARE CORPORATION

                          AMENDED AND RESTATED BYLAWS

                                   ARTICLE I

                                 STOCKHOLDERS
                                 ------------


Section 1.1  Annual Meeting.  An annual meeting of the stockholders, for the
             --------------
election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen months subsequent to the later of the date of incorporation or the last annual meeting of stockholders.

     Section 1.2  Special Meetings.  Special meetings of the stockholders, for
                  ----------------
any purpose or purposes prescribed in the notice of the meeting, may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) and shall be held at such place, on such date, and at such time as they shall fix. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice.

     Section 1.3  Notice of Meetings.  Written notice of the place, date,
                  ------------------
and time of all meetings of the stockholders shall be given, not less than ten
(10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

     When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

     Section 1.4   Quorum.  At any meeting of the stockholders, the holders of a
                   ------
majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law.

     If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.

     If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

     Section 1.5  Conduct of the Stockholders' Meeting.  At every meeting of the
                  ------------------------------------
stockholders, the Chairman, if there is such an officer, or if not, the President of the Corporation, or in his absence the Vice President designated by the President, or in the absence of such designation any Vice President, or in the absence of the President or any Vice President, a chairman chosen by the majority of the voting shares represented in person or by proxy, shall act as Chairman. The Secretary of the Corporation or a person designated by the Chairman shall act as Secretary of the meeting. Unless otherwise approved by the Chairman, attendance at the stockholders' meeting is restricted to stockholders of record, persons authorized in accordance with Section 8 of these Bylaws to act by proxy, and officers of the Corporation.

     Section 1.6  Conduct of Business.  The Chairman shall call the meeting to
                  -------------------
order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the Chairman's discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

     The Chairman shall also conduct the meeting in an orderly manner, rule on the precedence of and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. The Chairman may impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the Chairman shall have the power to have such person removed from participation. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 1.6 and
Section 1.7, below. The Chairman of a meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 1.6 and
Section 1.7, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     Section 1.7  Notice of Stockholder Business.  At an annual or special
                  ------------------------------
meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) properly brought before the meeting by or at the direction of the Board of Directors, (c) properly brought before an annual meeting by a stockholder, or
(d) properly brought before a special meeting by a stockholder, but if, and only if, the notice of a special meeting provides for business to be brought before the meeting by stockholders. For business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the Corporation's principal executive offices not less than 120 calendar days in advance of the date that the Corporation's (or the Corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a special meeting, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual or special meeting (a) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the special meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

     Section 1.8  Proxies and Voting.  At any meeting of the stockholders,
                  ------------------
every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. No stockholder may authorize more than one proxy for his shares.

     Each stockholder shall have one vote for every share of stock entitled to vote which is registered in his or her name on the record date for the meeting, except as otherwise provided herein or required by law.

     All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

     All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast.

     Section 1.9  Stock List.  A complete list of stockholders entitled to vote
                  ----------
at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

     The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

                                  ARTICLE II

                              BOARD OF DIRECTORS
                              ------------------


Section 2.1  Number and Term of Office.  The number of directors shall be Five
             -------------------------
(5), and the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Upon the closing of the first sale of the Corporation's common stock pursuant to a firmly underwritten registered public offering (the "IPO"), the directors shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders held after the IPO, the term of office of the second class to expire at the second annual meeting of stockholders held after the IPO, the term of office of the third class to expire at the third annual meeting of stockholders held after the IPO and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. A vacancy resulting from the removal of a director by the stockholders as provided in Article II, Section 2.3 below may be filled at special meeting of the stockholders held for that purpose. All directors shall hold office until the expiration of the term for which elected and until their respective successors are elected, except in the case of the death, resignation or removal of any director.

     Section 2.2  Vacancies and Newly Created Directorships.  Subject to the
                  -----------------------------------------
rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (other than removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     Section 2.3  Removal.  Subject to the rights of holders of any series of
                  -------
Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the stockholders as provided in Article II, Section 2.1 above. Directors so chosen shall hold office until the new annual meeting of stockholders.

     Section 2.4  Regular Meetings.  Regular meetings of the Board of Directors
                  ----------------
shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

     Section 2.5  Special Meetings. Special meetings of the Board of Directors
                  ----------------
may be called by one-third of the directors then in office (rounded up to the nearest whole number) or by the chief executive officer and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given each director by whom it is not waived by mailing written notice not fewer than five (5) days before the meeting or by telegraphing or personally delivering the same not fewer than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

     Section 2.6  Quorum.  At any meeting of the Board of Directors, a majority
                  ------
of the total number of authorized directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

     Section 2.7  Participation in Meetings by Conference Telephone. Members of
                  -------------------------------------------------
the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

     Section 2.8  Conduct of Business.  At any meeting of the Board of
                  -------------------
Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or requited by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

     Section 2.9  Powers.  The Board of Directors may, except as otherwise
                  ------
required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

          (a)     To declare dividends from time to time in accordance with law;

          (b) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

          (c) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

          (d) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

          (e) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

          (f) To adopt from time to time such stock, option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

          (g) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and

          (h) To adopt from time to time regulations, not inconsistent with these bylaws, for the management of the Corporation's business and affairs.

     Section 2.10  Compensation of Directors.  Directors, as such, may receive,
                   -------------------------
pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

     Section 2.11  Nomination of Director Candidates.  Subject to the
                   ---------------------------------
rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors may be made by the Board of Directors or a proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally. However, any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if timely notice of such stockholder's intent to make such nomination or nominations has been given in writing to the Secretary of the Corporation. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the Corporation's principal executive offices not less than 120 calendar days in advance of the date that the Corporation's (or the Corporation's Predecessor's) Proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a nomination for director to be elected at a special meeting, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the special meeting was mailed or such public disclosure was made. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected.

     In the event that a person is validly designated as a nominee in accordance with this Section 2.11 and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to this
Section 2.11 had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a director of the Corporation, if elected, of each such substitute nominee.

     If the chairman of the meeting for the election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of this Section 2.11, such nomination shall be void; provided, however, that nothing in this Section
2.11 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.

                                  ARTICLE III

                                  COMMITTEES
                                  ----------

Section 3.1  Committees of the Board of Directors.  The Board of Directors, by
             ------------------------------------
a vote of a majority of the whole Board, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to
Section 253 of the Delaware General Corporation Law if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

     Section 3.2  Conduct of Business.  Each committee may determine the
                  -------------------
procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the authorized members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

                                  ARTICLE IV

                                   OFFICERS
                                   --------

Section 4.1  Generally.  The officers of the Corporation shall consist of a
             ---------
President, one or more Vice Presidents, a Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. The Chairman of the Board, if there shall be such an officer, and the President shall each be members of the Board of Directors. Any number of offices may he held by the same person.

     Section 4.2  Chairman of the Board.  The Chairman of the Board, if there
                  ---------------------
shall be such an officer, shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these bylaws.

     Section 4.3  President.  The President shall be the chief executive officer
                  ---------
of the Corporation. Subject to the provisions of these bylaws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.

     Section 4.4  Vice President.  Each Vice President shall have such powers
                  --------------
and duties as may be delegated to him or her by the Board of Directors. One Vice President shall be designated by the Board to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

     Section 4.5  Treasurer / Chief Financial Officer.  The Treasurer/Chief
                  -----------------------------------
Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The Treasurer/Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President, the Chief Executive Officer, or the directors, upon request, an account of all his or her transactions as Treasurer/Chief Financial Officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

     Section 4.6  Secretary.  The Secretary shall issue all authorized notices
                  ---------
for, and shall keep, or cause to be kept, minutes of all meetings of the stockholders, the Board of Directors, and all committees of the Board of Directors. The Secretary shall have the authority to designate and appoint assistant secretaries to assist in the administration and performance of his or her duties. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

     Section 4.7  Delegation of Authority.  The Board of Directors may from
                  -----------------------
time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

     Section 4.8  Removal.  Any officer of the Corporation may be removed at any
                  -------
time, with or without cause, by the Board of Directors.

     Section 4.9  Action With Respect to Securities of Other Corporations.
                  -------------------------------------------------------
Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

                                   ARTICLE V

                                     STOCK
                                     -----

Section 5.1  Certificates of Stock.  Each stockholder shall be entitled to a
             ---------------------
certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any of or all the signatures on the certificate may be facsimile.

     Section 5.2  Transfers of Stock.  Transfers of stock shall be made only
                  ------------------
upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

     Section 5.3  Record Date.  The Board of Directors may fix a record date,
                  -----------
which shall not be more than sixty (60) nor fewer than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for the other action hereinafter described, as of which there shall be determined the stockholders who are entitled: to notice of or to vote at any meeting of stockholders or any adjournment thereof; to receive payment of any dividend or other distribution or allotment of any rights; or to exercise any rights with respect to any change, conversion or exchange of stock or with respect to any other lawful action.

     Section 5.4  Lost, Stolen or Destroyed Certificates.  In the event of the
                  --------------------------------------
loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

     Section 5.5  Regulations.  The issue, transfer, conversion and registration
                  -----------
of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                                  ARTICLE VI

                                    NOTICES
                                    -------

Section 6.1   Notices.  Except as otherwise specifically provided herein or
              -------
required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by prepaid telegram, mailgram, telecopy or commercial courier service. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if hand delivered, or the time such notice is dispatched, if delivered through the mails or be telegram or mailgram.

     Section 6.2  Waivers.  A written waiver of any notice, signed by a
                  -------
stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

Section 7.1   Facsimile Signatures.  In addition to the provisions for use of
              --------------------
facsimile signatures elsewhere specifically authorized in these bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

     Section 7.2  Corporate Seal.  The Board of Directors may provide a
                  --------------
suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

     Section 7.3  Reliance Upon Books, Reports and Records.  Each
                  ----------------------------------------
director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

     Section 7.4  Fiscal Year.  The fiscal year of the Corporation shall
                  -----------
be as fixed by the Board of Directors.

     Section 7.5  Time Periods.  In applying any provision of these
                  ------------
bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

                                 ARTICLE VIII

                  INDEMNIFICATION OF DIRECTORS AND OFFICERS
                  -----------------------------------------

Section 8.1   Right to Indemnification.  Each person who was or is made a party
              ------------------------
or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, or of a Partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by Delaware Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said Law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and amounts expended in seeking indemnification granted to such person under applicable law, this bylaw or any agreement with the Corporation) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 8.2 of this Article VIII, the Corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the action, suit or proceeding (or part thereof) was authorized by the Board of Directors of the Corporation, (c) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Delaware General Corporation Law, or (d) the action, suit or proceeding (or part thereof) is brought to establish or enforce a right to indemnification under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, unless the Delaware General Corporation Law then so prohibits, the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation. service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

     Section 8.2  Right of Claimant to Bring Suit.  If a claim under
                  -------------------------------
Section 8.1 of this Article VIII is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. The burden of proving such claim shall be on the claimant. It shall be a defense to any such action (other then an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

     Section 8.3  Non-Exclusivity of Rights.  The rights conferred on any
                  -------------------------
person in Sections 8.1 and 8.2 shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 8.4  Indemnification Contracts.  The Board of Directors is
                  -------------------------
authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this
Article VIII.

     Section 8.5  Insurance.  The Corporation shall maintain insurance to the
                  ---------
extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     Section 8.6  Effect of Amendment.  Any amendment, repeal or modification of
                  -------------------
any provision of this Article VIII by the stockholders and the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.

                                  ARTICLE IX

                                  AMENDMENTS
                                  ----------

Section 9.1   Amendment of Bylaws.  The Board of Directors is expressly
              -------------------
empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

                            EXTREME NETWORKS, INC.
                 Proxy for 1999 Annual Meeting of Stockholders
                      solicited by the Board of Directors

     The undersigned hereby appoints Gordon Stitt and Vito Palermo, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in Extreme Networks, Inc. which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders to be held at the Westin Santa Clara at 5101 Great America Parkway, Santa Clara California 95054 on November 16, 1999 at 10:00 a.m. Pacific Daylight Time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in Extreme Network's proxy statement, receipt of which is hereby acknowledged and (2) in their discretion upon such other matters as may properly come before the meeting.

     A vote FOR the following proposals is recommended by the board of directors:


     1.   Election of director listed below.

          Nominees: Gordon L. Stitt.

          [_] FOR        [_] WITHHELD

          [_] __________________________________________________________________
              INSTRUCTION: To withhold authority to vote for the nominee, mark the above box and list the name of the nominee in the space provided.

     2. To approve an amendment to the Extreme Networks' 1996 Stock Option Plan for the Section 162(m) grant limit of 2,500,000 shares per employee per fiscal year.

          [_] FOR        [_] WITHHELD        [_] ABSTAIN

     3. To approve an anti-takeover measure under Extreme Networks' Certificate of Incorporation and Bylaws by limiting the ability of stockholders to call special meetings.

          [_] FOR        [_] WITHHELD        [_] ABSTAIN

     4. To ratify the appointment of Ernst & Young LLP as our independent accountants for the fiscal year ending July 2, 2000.

          [_] FOR        [_] WITHHELD        [_] ABSTAIN

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1, 2, 3 and 4.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EXTREME NETWORKS, INC.


                                        Dated ___________________, 1999
                                        (Be sure to date Proxy)


                                        ________________________________________
                                        Signatures(s)



                                        ________________________________________
                                        Print Name(s)


     Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

     Even if you are planning to attend the meeting in person, you are urged to sign and mail the proxy in the return envelope so that your stock may be represented at the meeting.

                                      -2-